Amendment No. 91 (NE) SOW:  No _ Yes CONFIDENTIAL Page 1 Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601: • LNP, LLC (Midwest) • Southwest Region Portability Company, LLC • Western Region Telephone Number Portability, LLC • Southeast Number Portability Administration Company, LLC • Mid-Atlantic Carrier Acquisition Company, LLC • West Coast Portability Services, LLC AMENDMENT TO CONTRACTOR SERVICES AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM DEFINITION OF SERVICE PROVIDER

Amendment No. 91 (NE) SOW:  No _ Yes CONFIDENTIAL Page 2 AMENDMENT TO CONTRACTOR SERVICES AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE MANAGEMENT SYSTEM Definition of Service Provider 1. PARTIES This Amendment No. 91 (this “Amendment”) is entered into pursuant to Article 30, and upon execution shall be a part of, the Contractor Services Agreements for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the Amendment Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC (the “Subscribing Customer”). 2. EFFECTIVENESS AND SUBSCRIBING CUSTOMERS This Amendment shall be effective as of the last date of execution below (the “Amendment Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”).  LNP, LLC (Midwest)  Mid-Atlantic Carrier Acquisition Company, LLC  Northeast Carrier Acquisition Company, LLC  Southeast Number Portability Administration Company, LLC  Southwest Region Portability Company, LLC  West Coast Portability Services, LLC  Western Region Telephone Number Portability, LLC The number in the upper left-hand corner refers to this Amendment. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreement. 3. CONSIDERATION RECITAL In consideration of the terms and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

Amendment No. 91 (NE) SOW:  No _ Yes CONFIDENTIAL Page 3 Contractor and Customer agree as set forth in this Amendment. 4. IMPACTS ON MASTER AGREEMENT The following portions of the Master Agreement are affected by this Amendment: None Master Agreement None Exhibit B Functional Requirements Specification None Exhibit C Interoperable Interface Specification None Exhibit E Pricing Schedules None Exhibit F Project Plan and Test Schedule None Exhibit G Service Level Requirements None Exhibit H Reporting and Monitoring Requirements √ Exhibit J User Agreement Form None Exhibit K External Design None Exhibit L Infrastructure/Hardware None Exhibit M Software Escrow Agreement None Exhibit N System Performance Plan for NPAC/SMS Services None Exhibit O Intermodal Ported TN Identification Service Agreement None Exhibit P LEAP Service Agreement None Disaster Recovery None Back Up Plans None Gateway Evaluation Process (Article 32 of Master Agreement) 5. DEFINITION OF SERVICE PROVIDER 5.1 Reasons for Amending Master Agreement Article 1 of the Master Agreement sets forth the definition of a “User”. That definition encompasses two distinct entities: “Service Providers” and “providers of telecommunications- related services” (PTRS). In order to qualify as a Service Provider for purposes of becoming a User, that Article requires that an entity must be “a facilities-based carrier intending to provide telecommunications services within the Service Area”. Heretofore, interconnected voice over Internet Protocol (VoIP) providers could qualify as Users under the Master Agreement only as a PTRS because such providers are not typically facilities- based carriers providing telecommunications services. That meant that with respect to the NPAC an interconnected VoIP User could only obtain access and operational privileges associated with a PTRS. On April 18, 2013, the United States Federal Communications Commission (“Commission”) issued a Notice of Proposed Rulemaking seeking comment on allowing interconnected VoIP providers to obtain telephone numbers directly from the North American Plan Administrator and the Pooling Administrator, subject to certain requirements. The Commission also issued an Order establishing a six-month technical trial of direct access to telephone numbers by granting a conditional waiver to a number of interconnected VoIP providers that have pending petitions for waiver of section 52.15(g)(2)(i) of the Commission’s rules.

Amendment No. 91 (NE) SOW:  No _ Yes CONFIDENTIAL Page 4 On June 17, 2013, the Commission’s Wireline Competition Bureau concluded that certain interconnected VoIP providers met the Commission’s requirements to participate in the limited direct access to numbers trial. As a result, these interconnected VoIP providers with direct access to numbering resources must now access the NPAC in the same manner, and with the same operational privileges, as a Service Provider. Because the definition of Service Provider in the Master Agreement focuses on whether a User is a facilities-based carrier providing telecommunications services, and not on whether the User has direct access to numbering resources, the Customer has determined that the Master Agreement must be amended to reflect that a User is categorized as a Service Provider only because of its direct access to numbering resources. 5.2 Amendment to Master Agreement The definition of “Service Provider” set forth in Article 1 of the Master Agreement is hereby deleted in its entirety and replaced with the following: The term “Service Provider” means an entity which (i) has obtained or is eligible to obtain North American Numbering Plan numbering resources associated with the Service Area and (ii) has entered into an NPAC/SMS User Agreement with Contractor to receive Services under this Agreement. 6. MISCELLANEOUS 6.1 Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the Amendment Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the Amendment Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this Amendment nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto. 6.2 If any provision of this Amendment is held invalid or unenforceable the remaining provision of this Amendment shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, this Amendment is required to be rescinded or is declared ineffective or void in whole or in part, whether temporarily, permanently or ab

Amendment No. 91 (NE) SOW:  No _ Yes CONFIDENTIAL Page 5 initio (an “Ineffectiveness Determination”), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this Amendment shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date. Consequently, the Master Agreement in effect immediately prior to the Amendment Effective Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this Amendment. In the event of an Ineffectiveness Determination, any amounts that would have otherwise been due and payable under the terms and conditions of the Master Agreement, in effect immediately prior to the Amendment Effective Date (including, but not limited to any adjustments necessary to retroactively re-price TN Porting Events under Exhibit E from the Amendment Effective Date through the date of the Ineffectiveness Determination, or other amounts or credits, to any party hereunder), shall be invoiced by Contractor at the earliest practical Billing Cycle in accordance with the Master Agreement and shall be due and payable in accordance with the applicable invoice therewith or shall be credited or applied for the benefit of the Customer or any Allocated Payor in accordance with the Master Agreement. 6.3 This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. 6.4 If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Amendment, as modified from time to time. 6.5 This Amendment is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form. 6.6 This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein. [THIS SPACE INTENTIONALLY LEFT BLANK]

Amendment No. 91 (NE) SOW:  No _ Yes CONFIDENTIAL Page 6 IN WITNESS WHEREOF, the undersigned have executed this Amendment: CONTRACTOR: NeuStar, Inc. By/s/ Bradley D. Smith Its: Controller Date: 10/13/13 CUSTOMER: North American Portability Management LLC, as successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC By: /s/ Timothy Decker Its: NAPM LLC CO-CHAIR Date: 9/26/2013 By: /s/ Tim Kagele Its: NAPM LLC Date: 9/26/13